Washington National Insurance Company

              Consolidated Financial Statements as of December 31,
                 1999 and 1998, and for the years ended December
                               31, 1999 and 1998,
                   the one month ended December 31, 1997, and
                    the eleven months ended November 30, 1997

                        REPORT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors
Washington National Insurance Company

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Washington National Insurance Company (the "Company") at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years ended December 31, 1999 and 1998 and the one month ended December 31, 1997, in conformity with accounting principles generally accepted in the United States. We have also audited the accompanying consolidated statements of operations, shareholder's equity and cash flows of the Company for the eleven months ended November 30, 1997, based on the basis of accounting applicable to periods prior to the adoption of push down accounting upon Conseco, Inc.'s purchase of all common shares of Washington National Corporation, the parent of the Company (see Note 1 of the notes to financial statements regarding the adoption of push down accounting). These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


                                                \s\PricewaterhouseCoopers LLP
                                                -----------------------------
                                                PricewaterhouseCoopers LLP

April 13, 2000



                      WASHINGTON NATIONAL INSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEET
                           December 31, 1999 and 1998
                              (Dollars in millions)


                                     ASSETS


                                                                                            1999             1998
                                                                                            ----             ----

Investments:
    Actively managed fixed maturities at fair value (amortized cost:
       1999 - $1,780.4; 1998 - $1,789.8)...............................................  $1,670.1           $1,793.6
    Mortgage loans.....................................................................      86.0              126.4
    Policy loans.......................................................................      55.3               56.7
    Other invested assets .............................................................      64.0               93.7
                                                                                         --------           --------

          Total investments............................................................   1,875.4            2,070.4


Cash and cash equivalents..............................................................     115.7               65.8
Accrued investment income..............................................................      35.1               28.0
Cost of policies purchased.............................................................     257.6              207.2
Cost of policies produced..............................................................      39.2               22.2
Reinsurance receivables................................................................      91.0               75.1
Goodwill...............................................................................      60.7               62.5
Assets held in separate accounts.......................................................      59.1               52.1
Other assets...........................................................................       7.0               21.0
                                                                                         --------           --------

          Total assets.................................................................  $2,540.8           $2,604.3
                                                                                         ========           ========


















                            (continued on next page)



                          The accompanying notes are an
                         integral part of the financial
                                   statements.


                      WASHINGTON NATIONAL INSURANCE COMPANY

                     CONSOLIDATED BALANCE SHEET (Continued)
                           December 31, 1999 and 1998
                 (Dollars in millions, except per share amount)


                      LIABILITIES AND SHAREHOLDER'S EQUITY


                                                                                           1999              1998
                                                                                           ----              ----

Liabilities:
    Insurance liabilities..............................................................  $1,891.7           $2,029.4
    Liabilities related to separate accounts...........................................      59.1               52.1
    Income tax liabilities.............................................................      17.5                9.0
    Investment borrowings..............................................................      69.7               48.1
    Other liabilities..................................................................      97.3              115.4
                                                                                         --------           --------

            Total liabilities..........................................................   2,135.3            2,254.0
                                                                                         --------           --------

Minority interest......................................................................       -                 56.1

Shareholder's equity:
    Common stock and additional paid-in capital (par value $5.00 per share, 5,250,000
       shares authorized, 5,007,370 shares issued and outstanding).....................     382.9              273.2
    Accumulated other comprehensive loss...............................................     (27.7)               (.9)
    Retained earnings..................................................................      50.3               21.9
                                                                                         --------           --------

            Total shareholder's equity.................................................     405.5              294.2
                                                                                         --------           --------

            Total liabilities and shareholder's equity.................................  $2,540.8           $2,604.3
                                                                                         ========           ========
























                          The accompanying notes are an
                         integral part of the financial
                                   statements.



                      WASHINGTON NATIONAL INSURANCE COMPANY

                      CONSOLIDATED STATEMENT OF OPERATIONS
                              (Dollars in millions)



                                                                                                        Prior basis
                                                                                                        -----------
                                                             Years ended                 One month     Eleven months
                                                            December 31,                   ended           ended
                                                        ---------------------           December 31,    November 30,
                                                        1999             1998              1997            1997
                                                        ----             ----              ----            ----
                                                                          (Dollars in millions)

Revenues:
   Insurance policy income.......................      $150.5            $161.1            $14.2            $149.1
   Net investment income.........................       156.3             148.5             12.0             146.1
   Net gains (losses) from sale of investments...        (6.9)              9.9              (.1)              4.3
   Other ........................................         (.4)              6.2              -                 8.0
                                                       ------            ------            -----            ------

       Total revenues............................       299.5             325.7             26.1             307.5
                                                       ------            ------            -----            ------

Benefits and expenses:
   Insurance policy benefits.....................       168.2             205.1             17.3             193.8
   Amortization of cost of policies produced
     and purchased ..............................        20.8              29.8              1.2              24.2
   Other operating costs and expenses............        24.1              27.7              3.1              44.3
                                                       ------            ------            -----            ------

       Total benefits and expenses...............       213.1             262.6             21.6             262.3
                                                       ------            ------            -----            ------

       Income before income taxes, minority
         interest and discontinued operations....        86.4              63.1              4.5              45.2

Income tax expense...............................        30.1              23.2              1.6              16.6
                                                       ------            ------            -----            ------

       Income before minority interest and
         discontinued operations.................        56.3              39.9              2.9              28.6

Minority interest................................         3.9               6.3               .6               4.6
                                                       ------            ------            -----            ------

       Income from continuing operations.........        52.4              33.6              2.3              24.0

Income from discontinued operations, net
   of income taxes...............................         -                 -                -                 1.8
                                                       ------            ------            -----            ------

       Net income................................      $ 52.4            $ 33.6            $ 2.3            $ 25.8
                                                       ======            ======            =====            ======











                          The accompanying notes are an
                         integral part of the financial
                                   statements.



                      WASHINGTON NATIONAL INSURANCE COMPANY

                 CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY
                              (Dollars in millions)

                                                                            Common stock       Accumulated other
                                                                           and additional        comprehensive     Retained
                                                              Total        paid-in capital       income (loss)     earnings
                                                              -----        ---------------       -------------     --------

Balance, December 31, 1996 (a)..............................  $347.6          $ 68.3               $ 14.4            $264.9

   Comprehensive income, net of tax:
     Net income (a).........................................    25.8             -                    -                25.8
     Change in unrealized appreciation (depreciation) of
       securities (net of applicable income tax expense
         of $1.2) (a).......................................    10.2             -                   10.2               -
                                                              ------

         Total comprehensive income (a).....................    36.0             -                    -                 -

   Dividends on common stock (a)............................   (28.0)            -                    -               (28.0)
                                                              ------          ------              -------            ------

Balance, November 30, 1997 (a)..............................   355.6            68.3                 24.6             262.7

   Comprehensive income, net of tax:
     Net income.............................................     2.3             -                    -                 2.3
     Change in unrealized appreciation (depreciation) of
       securities (net of applicable income expense
       of $1.2).............................................     6.6             -                    6.6               -
                                                              ------

         Total comprehensive income.........................     8.9

   Dividends on common stock................................   (73.7)            -                    -               (73.7)
   Adjustment for new accounting basis......................    (8.7)          204.9                (24.6)           (189.0)
                                                              ------          ------               ------           -------

Balance, December 31, 1997..................................   282.1           273.2                  6.6               2.3

Comprehensive income, net of tax:
   Net income...............................................    33.6             -                    -                33.6
   Change in unrealized depreciation of
     securities (net of applicable income tax
     benefit of $.5)........................................    (7.5)            -                   (7.5)              -
                                                              ------

         Total comprehensive income.........................    26.1

   Dividends on common stock................................   (14.0)            -                    -               (14.0)
                                                              ------          ------               ------            ------

Balance, December 31, 1998..................................   294.2           273.2                  (.9)             21.9

Comprehensive income, net of tax:
   Net income...............................................    52.4             -                    -                52.4
   Change in unrealized depreciation of securities (net
     of applicable income tax benefit of $12.5).............   (23.2)            -                  (23.2)              -
                                                              ------

         Total comprehensive income.........................    29.2

   Cash capital contribution from parent....................    50.0            50.0                  -                 -
   Contribution of remaining equity interest in subsidiary
     by parent..............................................    56.1            59.7                 (3.6)              -
   Dividends on common stock................................   (24.0)            -                    -               (24.0)
                                                              ------          ------               ------           -------

Balance, December 31, 1999..................................  $405.5          $382.9               $(27.7)           $ 50.3
                                                              ======          ======               ======            ======

--------------------
(a)  Prior basis.

                          The accompanying notes are an
                         integral part of the financial
                                   statements.



                      WASHINGTON NATIONAL INSURANCE COMPANY

                      CONSOLIDATED STATEMENT OF CASH FLOWS
                              (Dollars in millions)

                                                                                                        Prior basis
                                                                                                       -------------
                                                             Years ended                 One month     Eleven months
                                                            December 31,                   ended           ended
                                                        ---------------------           December 31,    November 30,
                                                        1999             1998              1997            1997
                                                        ----             ----              ----            ----
Cash flows from operating activities:
     Net income..................................     $  52.4         $    33.6           $  2.3          $   25.8
     Adjustments to reconcile net income to net
       cash provided (used) by operating
       activities:
         Amortization and depreciation...........        22.9              34.3              1.2              26.3
         Income taxes............................        25.7               5.8             10.5              (4.3)
         Insurance liabilities...................        (8.4)            (28.1)             (.4)            (14.0)
         Accrual and amortization of investment
           income................................        (1.0)              9.4              1.2               1.7
         Deferral of cost of policies produced
           and purchased.........................       (20.1)            (28.1)            (2.7)            (30.5)
         Income (loss) from discontinued
           operations, net of tax................         -                 -                -                (1.8)
         Net (gains) losses from sale of
           investments...........................         6.9              (9.9)              .1              (4.3)
         Other...................................       (32.9)            (18.9)           (29.7)             10.3
                                                      -------         ---------           ------          --------

           Net cash provided (used) by
              operating activities...............        45.5              (1.9)           (17.5)              9.2
                                                      -------         ---------           ------          --------

Cash flows from investing activities:
   Sales of investments..........................       702.6           1,568.2             26.8              64.0
   Maturities and redemptions....................        39.5             283.3              2.0             205.5
   Purchases of investments......................      (643.5)         (1,748.5)             -              (139.2)
   Net payments on sale of discontinued
     operations..................................         -                 -                -               (24.0)
                                                      -------         ---------           ------          --------

           Net cash provided by
              investing activities...............        98.6             103.0             28.8             106.3
                                                      -------         ---------           ------          --------

Cash flows from financing activities:
   Capital contribution..........................        50.0               -                -                 -
   Deposits to insurance liabilities.............        87.4             119.8             12.7             134.7
   Investment borrowings.........................        21.6              48.1              -                 -
   Withdrawals from insurance liabilities........      (229.2)           (232.8)           (18.8)           (215.8)
   Dividends paid on common stock................       (24.0)            (14.0)           (73.7)            (28.0)
                                                      -------         ---------           ------          --------

           Net cash used by financing activities.       (94.2)            (78.9)           (79.8)           (109.1)
                                                      -------         ---------           ------          --------

           Net increase (decrease) in cash and
              cash equivalents...................        49.9              22.2            (68.5)              6.4

Cash and cash equivalents, beginning of period...        65.8              43.6            112.1             105.7
                                                      -------         ---------           ------          --------

Cash and cash equivalents, end of period.........     $ 115.7         $    65.8           $ 43.6          $  112.1
                                                      =======         =========           ======          ========

                          The accompanying notes are an
                         integral part of the financial
                                   statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation

     On December 5, 1997, Conseco, Inc. ("Conseco") an Indiana company, completed the acquisition of Washington National Insurance Company ("we" or the "Company"). Shareholders of the Company's former parent received $33.25 in cash per common share. The acquisition was accounted for using the push-down purchase method of accounting with an effective date of December 1, 1997. Under this method, the total cost to acquire the Company was allocated to the assets and liabilities based on their fair value, with the excess of the total purchase cost over the fair value of the net assets acquired recorded as goodwill.

     Conseco is a financial services holding company operating throughout the United States. Conseco's life insurance subsidiaries develop, market and administer supplemental health insurance, annuity, individual life insurance, individual and group major medical insurance and other insurance products. Conseco's finance subsidiaries originate, purchase, sell and service consumer and commercial finance loans. On March 31, 2000, Conseco announced its plan to explore the sale of its finance subsidiaries and its hiring of Lehman Brothers to assist in the planned sale.

     The Company and its subsidiary are life insurance companies domiciled in Illinois and Indiana, respectively, which develop, market and administer annuity, individual life insurance, individual and group accident and health insurance and other insurance products.

     On June 30, 1999, our parent made a contribution to our capital consisting of the 28.7 percent interest in United Presidential Life Insurance Company ("UPI") we did not previously own. The value contributed of $56.1 million was recorded based on carrying value. Prior to June 30, 1999, the operations of UPI were consolidated in our financial statements, with our parent's ownership interest recorded as minority interest.

     The consolidated balance sheets as of December 31, 1999 and 1998, and the consolidated statement of operations, shareholder's equity and cash flows for the years ended December 31, 1999 and 1998 and the one month ended December 31, 1997, are reported under the push-down purchase method of accounting. The consolidated statements of operations, shareholder's equity and cash flows for the eleven months ended November 30, 1997 are the historical financial data of the Company ("prior basis").

     The following summary explains the accounting policies we use to arrive at the more significant numbers in our financial statements. We prepare our financial statements in accordance with generally accepted accounting principles ("GAAP"). We follow the accounting standards established by the Financial Accounting Standards Board, the American Institute of Certified Public Accountants and the Securities and Exchange Commission. Significant intercompany transactions have been eliminated. We reclassified certain amounts in our 1998 and 1997 financial statements and notes to conform with the 1999 presentation.

     Investments

     Fixed maturities are securities that mature more than one year after issuance and include bonds, notes receivable and redeemable preferred stock. Fixed maturities that we may sell prior to maturity are classified as actively managed and are carried at estimated fair value, with any unrealized gain or loss, net of tax and related adjustments, recorded as a component of shareholder's equity. Fixed maturity securities that we intend to sell in the near term are classified as trading and are included in other invested assets. We include any unrealized gain or loss on trading securities in net investment gains.

     Equity securities include investments in common stocks and non-redeemable preferred stock. We carry these investments at estimated fair value. We record any unrealized gain or loss, net of tax and related adjustments, as a component of shareholder's equity.

     Mortgage loans held in our investment portfolio are carried at amortized unpaid balances, net of provisions for estimated losses.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

     Policy loans are stated at their current unpaid principal balances.

     Other invested assets include trading securities and certain non-traditional investments. Non-traditional investments include investments in certain limited partnerships, mineral rights and promissory notes; we account for them using either the cost method, or for investments in partnerships over whose operations the Company exercises significant influence, the equity method.

     We defer any fees received or costs incurred when we originate investments (primarily mortgage loans). We amortize fees, costs, discounts and premiums as yield adjustments over the contractual lives of the investments. We consider anticipated prepayments on mortgage-backed securities in determining estimated future yields on such securities.

     When we sell a security (other than a trading security), we report the difference between our sale proceeds and its amortized cost (determined based on specific identification) as an investment gain or loss.

     We regularly evaluate all of our investments based on current economic conditions, credit loss experience and other investee-specific developments. If there is a decline in a security's net realizable value that is other than temporary, we treat it as a realized loss and reduce our cost basis of the security to its estimated fair value.

     Cash and Cash Equivalents

     Cash and cash equivalents include commercial paper, invested cash and other investments purchased with maturities of less than three months. We carry them at amortized cost, which approximates their estimated fair value.

     Separate Accounts

     Separate accounts are funds on which investment income and gains or losses accrue directly to certain policyholders. The assets of these accounts are legally segregated. They are not subject to the claims that may arise out of any other business of the Company. We report separate account assets at market value; the underlying investment risks are assumed by the contract holders. We record the related liabilities at amounts equal to the market value of the underlying assets. We record the fees earned for administrative and contractholder services performed for the separate accounts in insurance policy income.

     Cost of Policies Produced

     The costs that vary with, and are primarily related to, producing new insurance business are referred to as cost of policies produced. We amortize these costs using the interest rate credited to the underlying policy: (i) in relation to the estimated gross profits for universal life-type and investment-type products; or (ii) in relation to future anticipated premium revenue for other products.

     When we realize a gain or loss on investments backing our universal life or investment-type products, we adjust the amortization to reflect the change in estimated gross profits from the products due to the current realized gain or loss and the effect of the event on future investment yields. We also adjust the cost of policies produced for the change in amortization that would have been recorded if actively managed fixed maturity securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. We include the impact of this adjustment in accumulated other comprehensive income
(loss) within shareholders' equity.

     Each year, we evaluate the recoverability of the unamortized balance of the cost of policies produced. We consider estimated future gross profits or future premiums, expected mortality or morbidity, interest earned and credited rates, persistency and expenses in determining whether the balance is recoverable.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

     Cost of Policies Purchased

     The cost assigned to the right to receive future cash flows from contracts existing at the date of an acquisition is referred to as the cost of policies purchased. We also defer renewal commissions paid in excess of ultimate commission levels related to the purchased policies in this account. The balance of this account is amortized, evaluated for recovery, and adjusted for the impact of unrealized gains (losses) in the same manner as the cost of policies produced described above.

     The discount rate we use to determine the value of the cost of policies purchased is the rate of return we need to earn in order to invest in the business being acquired. In determining this required rate of return, we consider many factors including: (i) the magnitude of the risks associated with each of the actuarial assumptions used in determining expected future cash flows; (ii) the cost of our capital required to fund the acquisition; (iii) the likelihood of changes in projected future cash flows that might occur if there are changes in insurance regulations and tax laws; (iv) the acquired company's compatibility with other Company activities that may favorably affect future cash flows; (v) the complexity of the acquired company; and (vi) recent prices (i.e., discount rates used in determining valuations) paid by others to acquire similar blocks of business.

     Goodwill

     Goodwill is the excess of the amount we paid to acquire the Company over the fair value of its net assets. Our analysis indicates that the anticipated ongoing cash flows from the earnings of the Company extends significantly beyond the maximum 40-year period allowed for goodwill amortization. Accordingly, we amortize goodwill on the straight-line basis generally over a 40-year period. We continually monitor the value of our goodwill based on our estimates of future earnings. We determine whether goodwill is fully recoverable from projected undiscounted net cash flows from our earnings over the remaining amortization period. If we were to determine that changes in such projected cash flows no longer support the recoverability of goodwill over the remaining amortization period, we would reduce its carrying value with a corresponding charge to expense or shorten the amortization period (no such changes have occurred).

     Recognition of Insurance Policy Income and Related Benefits and Expenses on Insurance Contracts

     Generally, we recognize insurance premiums for traditional life and accident and health contracts as earned over the premium-paying periods. We establish reserves for future benefits on a net-level premium method based upon assumptions as to investment yields, mortality, morbidity, withdrawals and dividends. We record premiums for universal life-type and investment-type contracts that do not involve significant mortality or morbidity risk as deposits to insurance liabilities. Revenues for these contracts consist of mortality, morbidity, expense and surrender charges. We establish reserves for the estimated present value of the remaining net costs of all reported and unreported claims.

     Reinsurance

     In the normal course of business, we seek to limit our exposure to loss on any single insured or to certain groups of policies by ceding reinsurance to other insurance enterprises. We currently retain no more than $.3 million of mortality risk on any one policy. We diversify the risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ratings. If any reinsurer could not meet its obligations, the Company would assume the liability. The likelihood of a material loss being incurred as the result of the failure of one of our reinsurers is considered remote. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policy. The cost of reinsurance ceded totaled $50.4 million, $41.7 million, $8.9 million and $37.7 million for the years ended December 31, 1999 and 1998, the one month ended December 31, 1997 and the eleven months ended November 30, 1997, respectively. A receivable is recorded for the reinsurance portion of insurance policy benefits paid and liabilities for insurance products. Reinsurance recoveries netted against insurance policy benefits totaled $21.7 million, $29.5 million, $3.6 million and $18.7 million for the years ended December 31, 1999 and 1998, the one month ended December 31, 1997, and the eleven months ended November 30, 1997, respectively.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

     At December 31, 1999, 1998 and 1997, approximately 34 percent, 51 percent and 58 percent, respectively, of our total reinsurance recoverables related to our sale of the health business to a subsidiary of Conseco.

     We use yearly renewable term reinsurance to maintain statutory profitability and other statutory financial requirements while sustaining growth. The cumulative contribution to statutory basis capital and surplus from this reinsurance was $3.7 million, $5.5 million and $6.1 million for the years ended December 31, 1999, 1998 and 1997, respectively. These transactions do not materially impact the Company's GAAP financial statements.

     Income Taxes

     Our income tax expense includes deferred income taxes arising from temporary differences between the tax and financial reporting bases of assets and liabilities. In assessing the realization of deferred income tax assets, we consider whether it is more likely than not that the deferred income tax assets will be realized. The ultimate realization of deferred income tax assets depends upon generating future taxable income during the periods in which temporary differences become deductible. If future income is not generated as expected, deferred income tax assets may need to be written off (no such write-offs have occurred).

     Minority Interest

     Prior to June 30, 1999, our consolidated financial statements included all of the assets, liabilities, revenues and expenses of UPI, even though we did not own all of UPI's common stock. We made a charge against consolidated income for the share of earnings allocable to minority interests. We recorded the equity of UPI allocable to the minority interest separately on our consolidated balance sheet. On June 30, 1999, our parent made a contribution to our capital consisting of the 28.7 percent interest in UPI we did not previously own. Accordingly, there was no need for the minority interest charge in periods after that date.

     Investment Borrowings

     As part of our investment strategy, we may enter into reverse repurchase agreements and dollar-roll transactions to increase our investment return or to improve our liquidity. We account for these transactions as collateral borrowings, where the amount borrowed is equal to the sales price of the underlying securities. Reverse repurchase agreements involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed-upon price. Dollar rolls are similar to reverse repurchase agreements except that, with dollar rolls, the repurchase involves securities that are only substantially the same as the securities sold. Such borrowings averaged approximately $53.0 million and $12.4 million during 1999 and 1998, respectively. These borrowing were collateralized by investment securities with fair values approximately equal to the loan value. The weighted average interest rate on short-term collateralized borrowings was 6.1 percent and 4.8 percent in 1999 and 1998, respectively. The primary risk associated with short-term collateralized borrowings is that a counterparty will be unable to perform under the terms of the contract. Our exposure is limited to the excess of the net replacement cost of the securities over the value of the short-term investments (such excess was not material at December 31, 1999). We believe the counterparties to our reverse repurchase and dollar-roll agreements are financially responsible and that the counterparty risk is minimal.

     Use of Estimates

     When we prepare financial statements in conformity with GAAP, we are required to make estimates and assumptions that significantly affect various reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting periods. For example, we use significant estimates and assumptions in calculating values for the cost of policies produced, the cost of policies purchased, goodwill, insurance liabilities, liabilities related to litigation, guaranty fund assessment accruals and deferred income taxes. If our future experience differs materially from these estimates and assumptions, our financial statements could be affected.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

     Fair Values of Financial Instruments

     We use the following methods and assumptions to determine the estimated fair values of financial instruments:

     Investment securities. For fixed maturity securities (including redeemable preferred stocks) and for equity and trading securities, we use quotes from independent pricing services, where available. For investment securities for which such quotes are not available, we use values obtained from broker-dealer market makers or by discounting expected future cash flows using a current market rate appropriate for the yield, credit quality, and (for fixed maturity securities) the maturity of the investment being priced.

     Cash and cash equivalents. The carrying amount for these instruments approximates their estimated fair value.

     Mortgage loans and policy loans. We discount future expected cash flows for loans included in our investment portfolio based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. We aggregate loans with similar characteristics in our calculations.

     Other invested assets. We use quoted market prices, where available. When quotes are not available, we estimate the fair value based on: (i) discounted future expected cash flows; or (ii) independent transactions which establish a value for our investment. When we are unable to estimate a fair value, we assume a market value equal to carrying value.

     Insurance liabilities for interest-sensitive products. We discount future expected cash flows based on interest rates currently being offered for similar contracts with similar maturities.

     Investment borrowings. We use discounted cash flow analyses based on our current incremental borrowing rates for similar types of borrowing arrangements.

     Here are the estimated fair values of our financial instruments:

                                                                             1999                             1998
                                                                   ------------------------        -------------------------
                                                                   Carrying           Fair         Carrying            Fair
                                                                    Amount            Value         Amount             Value
                                                                    ------            -----         ------             -----
                                                                                      (Dollars in millions)
Financial assets:
   Actively managed fixed maturities............................   $1,670.1        $1,670.1      $1,793.6        $1,793.6
   Mortgage loans...............................................       86.0            86.7         126.4           139.6
   Policy loans.................................................       55.3            55.3          56.7            56.7
   Other invested assets........................................       64.0            64.0          93.7            93.7
   Cash and cash equivalents....................................      115.7           115.7          65.8            65.8

Financial liabilities:
   Insurance liabilities for investment contracts (1)...........      771.1           771.1         900.6           900.6
   Investment borrowings........................................       69.7            69.7          48.1            48.1

--------------------
(1)  The estimated fair value of the liabilities for interest-sensitive products was approximately equal to its carrying value at
     December 31, 1999 and 1998.  This was because interest rates credited on the vast majority of account balances approximate current rates paid on similar products and because these rates are not generally guaranteed beyond one year.
     We are not required to disclose fair values for insurance liabilities, other than those for interest-sensitive products.
     However, we take into consideration the estimated fair values of all insurance liabilities in our overall management of interest rate risk.  We attempt to minimize exposure to changing interest rates by matching investment maturities with amounts due under insurance contracts.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

     Recently Issued Accounting Standards

     Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"), as amended by Statement of Financial Accounting Standards No. 137, "Deferral of the Effective Date of FASB Statement No. 133" requires all derivative instruments to be recorded on the balance sheet at estimated fair value. Changes in the fair value of derivative instruments are to be recorded each period either in current earnings or other comprehensive income, depending on whether a derivative is designated as part of a hedge transaction and, if it is, on the type of hedge transaction. SFAS 133 is required to be implemented in year 2001. We are currently evaluating the impact of SFAS 133; at present, we do not believe it will have a material effect on our consolidated financial position or results of operations. Because of ongoing changes to implementation guidance, we do not plan on adopting the new standard until the first quarter of 2001.

     We implemented the Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use" ("SOP 98-1") on January 1, 1999. SOP 98-1 defines internal use software and when the costs associated with internal use software should be capitalized. The implementation of SOP 98-1 did not have a material effect on our consolidated financial position or results of operations.

2.   INVESTMENTS:

     At December 31, 1999, the amortized cost and estimated fair value of actively managed fixed maturity securities were as follows:

                                                                                        Gross         Gross      Estimated
                                                                         Amortized   unrealized    unrealized      fair
                                                                           cost         gains        losses        value
                                                                           -----        -----        ------        -----
                                                                                         (Dollars in millions)
Investment grade:
   Corporate securities................................................  $1,092.9         $.3       $ 81.4      $1,011.8
   United States Treasury securities and obligations of
     United States government corporations and agencies................      21.9          -            .5          21.4
   States and political subdivisions...................................      11.9          -            .1          11.8
   Debt securities issued by foreign governments.......................      12.3          -            .9          11.4
   Mortgage-backed securities .........................................     547.3          .1         26.2         521.2
Below-investment grade (primarily corporate securities)................      94.1          .3          1.9          92.5
                                                                         --------         ----      -------     ---------

     Total actively managed fixed maturities...........................  $1,780.4         $.7       $111.0      $1,670.1
                                                                         ========         ===       ======      ========

     At December 31, 1998, the amortized cost and estimated fair value of actively managed fixed maturity securities were as follows:


                                                                                        Gross         Gross      Estimated
                                                                         Amortized   unrealized    unrealized      fair
                                                                           cost         gains        losses        value
                                                                           ----         -----        ------        -----
                                                                                         (Dollars in millions)

Investment grade:
   Corporate securities................................................  $1,086.8       $17.5        $15.2      $1,089.1
   United States Treasury securities and obligations of
     United States government corporations and agencies................      41.4          .7           .1          42.0
   States and political subdivisions...................................      13.0          .3          -            13.3
   Debt securities issued by foreign governments.......................      10.7          .5          -            11.2
   Mortgage-backed securities .........................................     547.8         5.6          2.0         551.4
Below-investment grade (primarily corporate securities)................      90.1          .1          3.6          86.6
                                                                         --------       -----        -----      --------

     Total actively managed fixed maturities...........................  $1,789.8       $24.7        $20.9      $1,793.6
                                                                         ========       =====        =====      ========

                                       12

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

     Accumulated other comprehensive loss included in shareholder's equity as of December 31, 1999 and 1998, is summarized as follows:

                                                                                                        1999       1998
                                                                                                        ----       ----
                                                                                                     (Dollars in millions)

Unrealized gains (losses) on investments............................................................. $(109.1)     $ 1.1
Adjustments to cost of policies purchased and cost of policies produced..............................    65.8       (2.2)
Minority interest....................................................................................     -          (.2)
Deferred income tax asset............................................................................    15.6         .4
                                                                                                      -------      -----

       Accumulated other comprehensive loss..........................................................$  (27.7)     $ (.9)
                                                                                                     ========      =====

     The following table sets forth the amortized cost and estimated fair value of actively managed fixed maturities at December 31, 1999, by contractual maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Most of the mortgage-backed securities shown below provide for periodic payments throughout their lives.

                                                                                                                 Estimated
                                                                                                 Amortized         fair
                                                                                                   cost            value
                                                                                                   ----            -----
                                                                                                    (Dollars in millions)

Due in one year or less........................................................................   $   29.6      $   29.4
Due after one year through five years..........................................................      238.3         231.2
Due after five years through ten years.........................................................      329.1         308.9
Due after ten years............................................................................      632.2         575.6
                                                                                                  --------      --------

     Subtotal..................................................................................    1,229.2       1,145.1
Mortgage-backed securities (a).................................................................      551.2         525.0
                                                                                                  --------      --------

        Total actively managed fixed maturities ...............................................   $1,780.4      $1,670.1
                                                                                                  ========      ========

--------------------
(a) Includes below-investment grade mortgage-backed securities with an amortized
    cost  and   estimated   fair  value  of  $3.9  million  and  $3.8   million,
    respectively.

       Net investment income consisted of the following:


                                                             Year ended                  One month     Eleven months
                                                            December 31,                   ended           ended
                                                        ---------------------           December 31,    November 30,
                                                        1999             1998              1997            1997
                                                        ----             ----              ----            ----
                                                                          (Dollars in millions)

Actively managed fixed maturity securities.......      $125.0            $121.6            $10.7            $124.4
Mortgage loans...................................        10.0              16.7              1.5              19.4
Policy loans.....................................         3.7               3.8               .4               3.4
Other invested assets............................        16.2               7.2              (.1)              2.4
Cash and cash equivalents........................         2.4               2.9               .1               4.5
                                                       ------            ------            -----            ------

   Gross investment income.......................       157.3             152.2             12.6             154.1
Investment expenses..............................         1.0               3.7               .6               8.0
                                                       ------            ------            -----            ------

     Net investment income.......................      $156.3            $148.5            $12.0            $146.1
                                                       ======            ======            =====            ======

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


     The Company had no significant fixed maturity investments and mortgage loans that were not accruing investment income during the years ended December 31, 1999 and 1998, the one month ended December 31, 1997 and the eleven months ended November 30, 1997.

     Investment gains (losses), net of investment expenses, were included in revenue as follows:


                                                             Year ended                  One month     Eleven months
                                                            December 31,                   ended           ended
                                                        ---------------------            December 31,   November 30,
                                                        1999             1998              1997            1997
                                                        ----             ----              ----            ----
                                                                          (Dollars in millions)

Fixed maturities:
   Gross gains...................................       $ 3.7             $17.1             $ -              $ 5.9
   Gross losses..................................        (5.0)             (3.7)              -               (1.0)
                                                        -----             -----             ----             -----

       Net investment gains (losses) from
         fixed maturities before expenses........        (1.3)             13.4               -                4.9

Other............................................          .4               -                (.1)              (.6)
                                                        -----             -----             ----            ------

       Net investment gains (losses) before
         expenses................................         (.9)             13.4              (.1)              4.3
Investment expenses..............................         6.0               3.5               -                -
                                                        -----             -----             ----             -----

       Net investment gains (losses).............       $(6.9)            $ 9.9             $(.1)            $ 4.3
                                                        =====             =====             ====             =====

     At December 31, 1999, the mortgage loan balance was primarily comprised of commercial loans. Approximately 21 percent, 16 percent, 10 percent and 6 percent of the mortgage loan balance were on properties located in California, Illinois, Indiana and Texas, respectively. No other state comprised greater than 6 percent of the mortgage loan balance. Noncurrent mortgage loans were insignificant at December 31, 1999. At December 31, 1999, our allowance for loss on mortgage loans was $2.0 million.

     Life insurance companies are required to maintain certain investments on deposit with state regulatory authorities. Such assets had an aggregate carrying value of $11.5 million at December 31, 1999.

     At December 31, 1999, the Company had investments in Carmel Fifth LLC, a real estate investment company, with an amortized cost and carrying value of $47.8 million and $47.7 million, respectively. The Company had no other investments in any single entity in excess of 10 percent of shareholder's equity at December 31, 1999, other than investments issued or guaranteed by the United States government or a United States government agency.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

3.   INSURANCE LIABILITIES:

     These liabilities consisted of the following:

                                                                                    Interest
                                                         Withdrawal    Mortality      rate
                                                         assumption   assumption   assumption      1999            1998
                                                         ----------   ----------   ----------      ----            ----
                                                                                                   (Dollars in millions)
   Future policy benefits:
     Interest-sensitive products:
       Investment contracts............................      N/A          N/A          (b)       $  771.1       $  900.6
       Universal life-type contracts...................      N/A          N/A          (b)          760.5          750.4
                                                                                                 --------       --------

         Total interest-sensitive products.............                                           1,531.6        1,651.0
                                                                                                 --------       --------
     Traditional products:
       Limited-payment contracts.......................    Company        (a)         4.8%          103.9          110.9
                                                         experience,
                                                        if applicable
       Other traditional products......................      N/A          N/A          N/A          169.0          188.9
                                                                                                 --------       --------

         Total traditional products....................                                             272.9          299.8
                                                                                                 --------       --------

   Claims payable and other policyholder funds ........      N/A          N/A          N/A           87.2           78.6
                                                                                                 --------       --------

       Total...........................................                                          $1,891.7       $2,029.4
                                                                                                 ========       ========

-------------
   (a) Principally modifications of the 1965 - 70 Basic Tables.

   (b) This balance represents account balances because future benefits are not guaranteed.

4.   INCOME TAXES:

     Income tax liabilities were comprised of the following:

                                                                                                    1999           1998
                                                                                                    ----           ----
                                                                                                      (Dollars in millions)
Deferred income tax liabilities (assets):
    Investments (primarily actively managed fixed maturities)..................................     $ 12.7         $ 14.6
    Cost of policies purchased and cost of policies produced...................................       74.6           74.1
    Insurance liabilities......................................................................      (58.6)         (69.1)
    Unrealized depreciation....................................................................      (15.6)           (.4)
    Net operating loss carryforward............................................................        -             (1.7)
    Other......................................................................................        -             (4.5)
                                                                                                    ------         ------

         Deferred income tax liabilities.......................................................       13.1           13.0
Current income tax liabilities (assets)........................................................        4.4           (4.0)
                                                                                                    ------         ------

         Income tax liabilities................................................................     $ 17.5         $  9.0
                                                                                                    ======         ======

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

       Income tax expense was as follows:

                                                             Year ended                  One month     Eleven months
                                                            December 31,                   ended           ended
                                                        ---------------------           December 31,    November 30,
                                                        1999             1998              1997            1997
                                                        ----             ----              ----            ----
                                                                          (Dollars in millions)

Current tax provision (benefit)...................      $14.6             $17.2            $(2.9)            $ 6.2
Deferred tax provision............................       15.5               6.0              4.5              10.4
                                                        -----             -----            -----             -----

       Income tax expense from continuing
         operations...............................       30.1              23.2              1.6              16.6

Income tax benefit from discontinued operations...        -                 -                -                (1.8)
                                                        -----             -----            -----             -----

       Total income tax expense...................      $30.1             $23.2            $ 1.6             $14.8
                                                        =====             =====            =====             =====

     A reconciliation of the income tax provisions based on the U.S. statutory corporate tax rate to the provisions reflected in the statement of operations is as follows:


                                                             Year ended                  One month     Eleven months
                                                            December 31,                   ended           ended
                                                        ---------------------           December 31,    November 30,
                                                        1999             1998              1997            1997
                                                        ----             ----              ----            ----
                                                                          (Dollars in millions)

Tax on income before income taxes at statutory
   rate...........................................    35.0%              35.0%            35.0%          35.0%
Other.............................................     (.2)%              1.8%              .6%           1.7%
                                                       ---               ----             ----           ----

         Income tax expense from continuing
           operations.............................    34.8%              36.8%            35.6%          36.7%
                                                      ====               ====             ====           ====

     At December 31, 1998, the Company had a net operating loss carryforward of $4.8 million for tax return purposes. During 1999, the Company used all net operating loss carryforwards for tax return purposes.

     The Company is currently being examined by the Internal Revenue Service for the 1995 and 1996 tax years. The Company believes that the outcome of this examination will not have a material impact on its financial position or results of operations.

5.   OTHER DISCLOSURES:

     Leases

     The Company rents office space, equipment and computer software under noncancellable operating leases. As a result of the sale of the Company's health insurance business in 1996 and the acquisition by Conseco, the Company entered into an agreement to sublease its home office building to ACCO, a subsidiary of American Brands. The building was leased from a joint venture partnership in which WNIC has a one-third interest. ACCO took possession of approximately 80 percent of the building at the beginning of August 1997. A portion of the Company's operations occupied the remaining 20 percent of the building through February 15, 1998. The sublease resulted in the Company recording a $9.1 million charge in the second quarter of 1997 for the difference between the rent expected to be received and the remaining lease obligation on the original lease. Total rental expense was $1.2 million in 1999, $1.3 million in 1998, $.2 million in the one month ended December 31,

                     WASHINGTON NATIONAL INSURANCE COMPANY

                         Notes to Financial Statements
                         ------------------------------

1997 and $10.7 million (including the previously described $9.1 million charge) in the eleven months ended November 30, 1997. Future required minimum rental payments as of December 31, 1999, were as follows (dollars in millions):

              2000........................................................    $ 3.6
              2001........................................................      3.5
              2002........................................................      3.5
              2003........................................................      3.6
              2004........................................................      3.7
              Thereafter..................................................     33.8
                                                                              -----

                                                 Total....................    $51.7
                                                                              =====

     Postretirement Plan

     The Company provides health care and life insurance benefits for certain eligible retired employees under a partially funded plan. Such postretirement benefit plan is contributory, with participants' contributions adjusted annually. Amounts related to the postretirement benefit plan was as follows:

                                                                                    1999       1998
                                                                                    ----       ----
                                                                                  (Dollars in millions)

Benefit obligation, beginning of year.........................................   $ 19.5      $ 19.0
    Interest cost.............................................................      1.2         1.3
    Plan participants' contributions..........................................       .4          .4
    Actuarial loss (gain).....................................................     (3.4)         .5
    Benefits paid.............................................................     (1.7)       (1.7)
                                                                                 ------      ------

Benefit obligation, end of year...............................................   $ 16.0      $ 19.5
                                                                                 ======      ======

Fair value of plan assets, beginning of year..................................   $  5.1      $  5.9
    Actual return on plan assets..............................................       .3          .3
    Plan participants' contributions..........................................       .4          .4
    Benefits paid.............................................................     (1.5)       (1.5)
                                                                                 ------      ------

Fair value of plan assets, end of year........................................   $  4.3      $  5.1
                                                                                 ======      ======

Funded status.................................................................   $(11.7)     $(14.4)
Unrecognized net actuarial gain (loss)........................................    (12.3)       (8.5)
                                                                                 ------      ------

       Accrued benefit liability..............................................   $(24.0)     $(22.9)
                                                                                 ======      ======

     We used the following weighted average assumptions to calculate benefit obligations for our 1999 and 1998 valuations: discount rate of approximately 7.5 percent and 6.5 percent, respectively; and an expected return on plan assets of approximately 4.6 percent and 4.6 percent, respectively. For measurement purposes, we assumed a 9.0 percent annual rate of increase in the per capita cost of covered health care benefits for 2000, decreasing gradually to 5.0 percent in 2011 and remaining level thereafter.

     Components of the cost we recognized related to the postretirement plan were as follows:

                                                                     1999           1998
                                                                     ----           ----
                                                                     (Dollars in millions)

Interest cost..................................................      $1.2          $1.3
Expected return of plan assets.................................       (.2)          (.2)
Amortization of prior service cost.............................       (.5)          (.5)
Recognized net actuarial loss..................................       -             (.1)
                                                                     ----          ----

       Net periodic benefit cost...............................      $ .5          $ .5
                                                                     ====          ====

                                       17

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

     A one-percentage-point change in the assumed health care cost trend rates would have an insignificant effect on the net periodic benefit cost of our postretirement benefit obligation.

     The Company has qualified defined contribution plans for which substantially all employees are eligible. Company contributions, which match certain voluntary employee contributions to the plan, totaled $.1 million in 1999, $.1 million in 1998, $.2 million in the one month ended December 31, 1997 and $2.2 million in the eleven months ended November 30, 1997. Matching contributions may be made either in cash or in Conseco common stock.

     Litigation

     The Company and UPI are currently named as defendants in a lawsuit filed in the Circuit Court of Claiborne County, Mississippi, cause number CV-99-0106 and captioned "Carla Beaugez, et al. v. Conseco, Inc., Conseco Services, Inc., Washington National Co., United Presidential Life Ins. Co., and Larry Ratcliff." The claims asserted, filed by 82 individuals who purchased universal life policies from UPI, involve the changing interest rate climate between the 1980s and the comparatively lower rates in the 1990s. The plaintiffs' claims include fraud, negligent misrepresentation, breach of contract, unjust enrichment, and reformation. The Company believes the case is without merit and is defending it vigorously. The ultimate outcome of this lawsuit cannot be predicted with certainty.

     In addition, the Company and UPI are involved on an ongoing basis in lawsuits related to its operations. Although the ultimate outcome of certain of such matters cannot be predicted, such lawsuits currently pending against the Company are not expected, individually or in the aggregate, to have a material adverse effect on the Company's financial condition, cash flows or results of operations.

     Guaranty Fund Assessments

     The balance sheet at December 31, 1999, includes: (i) accruals of $6.4 million, representing our estimate of all known assessments that will be levied against the Company by various state guaranty associations based on premiums written through December 31, 1999; and (ii) receivables of $2.2 million that we estimate will be recovered through a reduction in future premium taxes as a result of such assessments. These estimates are subject to change when the associations determine more precisely the losses that have occurred and how such losses will be allocated among the insurance companies. We recognized expense for such assessments of $.2 million in 1999, $.3 million in 1998, $.2 million in the one month ended December 31, 1997 and $1.2 million in the eleven months ended November 30, 1997.

     Related Party Transactions

     The Company operates without direct employees through management and service agreements with subsidiaries of Conseco. Fees for such services (including data processing, executive management and investment management services) are based on Conseco's direct and directly allocable costs plus a 10 percent margin. Total fees incurred by the Company under such agreements were $33.1 million in 1999, $20.7 million in 1998 and $.3 million in the one month ended December 31, 1997.

     During 1998, the Company purchased $22.0 million par value of senior notes and senior subordinated notes issued by subsidiaries of Conseco. Such notes had a carrying value of $26.3 million at December 31, 1998 and are classified as "other invested assets" in the accompanying balance sheet. In 1999, all such notes were repurchased from the Company by Conseco or its subsidiaries. In addition, during 1998, the Company purchased $40.0 million of preferred stock issued by a subsidiary of Conseco, which is classified as "other invested assets" in the accompanying balance sheet.

     During 1999, the Company's parent made a $50.0 million cash contribution to the Company.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

6.   OTHER OPERATING STATEMENT DATA:

     Insurance policy income consisted of the following:

                                                             Year ended                  One month     Eleven months
                                                            December 31,                   ended           ended
                                                        ---------------------           December 31,    November 30,
                                                        1999             1998              1997            1997
                                                        ----             ----              ----            ----
                                                                          (Dollars in millions)

Traditional products:
   Direct premiums collected.......................    $214.7            $250.1            $28.8            $247.3
   Reinsurance ceded...............................     (50.4)            (41.7)            (8.9)            (37.7)
                                                       ------            ------            -----            ------

       Premiums collected, net of reinsurance......     164.3             208.4             19.9             209.6
   Less premiums on universal life and products
     without mortality and morbidity risk which are
     recorded as additions to insurance liabilities      87.4             119.8             12.7             134.7
                                                       ------            ------            -----            ------
       Premiums on traditional products with
         mortality or morbidity risk,
         recorded as insurance policy income.......      76.9              88.6              7.2              74.9
Fees and surrender charges on interest-sensitive
   products........................................      73.6              72.5              7.0              74.2
                                                       ------            ------            -----            ------

       Insurance policy income.....................    $150.5            $161.1            $14.2            $149.1
                                                       ======            ======            =====            ======

     The five states with the largest shares of 1999 collected premiums were New Jersey (13 percent), Texas (9.3 percent), Pennsylvania (5.8 percent), California (5.5 percent) and Illinois (5.2 percent). No other state accounted for more than 5 percent of total collected premiums.

     Changes in the cost of policies purchased were as follows:

                                                             Year ended                  One month     Eleven months
                                                            December 31,                   ended           ended
                                                        ---------------------           December 31,    November 30,
                                                        1999             1998              1997            1997
                                                        ----             ----              ----            ----
                                                                          (Dollars in millions)

Balance, beginning of year........................     $207.2            $218.5           $ 26.1             $31.4
   Amortization...................................      (17.5)            (26.6)            (1.2)             (1.8)
   Amounts related to fair value adjustment of
     actively managed fixed maturities............       66.1               3.2             (5.5)             (3.7)
   Adjustment of balance due to new accounting
     basis........................................        -                 -              199.1               -
   Other .........................................        1.8              12.1              -                  .2
                                                       ------            ------           ------             -----

Balance, end of year..............................     $257.6            $207.2           $218.5             $26.1
                                                       ======            ======           ======             =====

     Based on current conditions and assumptions as to future events on all policies in force, the Company expects to amortize approximately 9 percent of the December 31, 1999, balance of cost of policies purchased in 2000, 8 percent in 2001, 6 percent in 2002 and 5 percent in 2003. The discount rates used to determine the amortization of the cost of policies purchased ranged from 4 percent to 7 percent and averaged 5.5 percent.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

     Changes in the cost of policies produced were as follows:

                                                             Year ended                  One month     Eleven months
                                                            December 31,                   ended           ended
                                                        ---------------------           December 31,    November 30,
                                                        1999             1998              1997            1997
                                                        ----             ----              ----            ----
                                                                          (Dollars in millions)
Balance, beginning of year.......................       $22.2             $ 2.7          $ 203.4            $211.1
   Additions.....................................        18.4              22.7              2.7              31.3
   Amortization..................................        (3.3)             (3.2)             -               (22.4)
   Amounts related to fair value adjustment of
     actively managed fixed maturities...........         1.9               -                -               (16.6)
   Adjustment of balance due to new accounting
     basis.......................................         -                 -             (203.4)              -
                                                        -----             -----          -------            ------

Balance, end of year.............................       $39.2             $22.2          $   2.7            $203.4
                                                        =====             =====          =======            ======

7.   STATEMENT OF CASH FLOWS:

     Income taxes paid totaled $5.2 million in 1999, $16.8 million in 1998 and $10.2 million in the eleven months ended November 30, 1997. No income taxes were paid in the one month ended December 31, 1997.

8.   STATUTORY INFORMATION:

     Statutory accounting practices prescribed or permitted by regulatory authorities for insurance companies differ from GAAP. The Company reported the following combined amounts to regulatory agencies:

                                                                                     1999            1998
                                                                                     ----            ----
                                                                                      (Dollars in millions)
   Statutory capital and surplus.................................................. $209.3           $143.2
   Asset valuation reserve........................................................   19.1             17.8
   Interest maintenance reserve...................................................   39.4             42.7
                                                                                   ------           ------

       Total...................................................................... $267.8           $203.7
                                                                                   ======           ======

     Our combined statutory net income was $46.2 million, $29.6 million, and $15.3 million in 1999, 1998 and 1997, respectively. Statutory net income differs from net income presented in our financial statements prepared in accordance with GAAP, primarily because for GAAP reporting we are required to defer and amortize costs that vary with and are primarily related to the production of new business as described in note 1.

     State insurance laws generally restrict the ability of insurance companies to pay dividends or make other distributions. We may pay dividends to our parent in 2000 of $42.9 million without permission from state regulatory authorities.

     In 1998, the National Association of Insurance Commissioners adopted codified statutory accounting principles, which are expected to constitute the only source of prescribed statutory accounting practices and are effective in 2001. The changes to statutory accounting practices resulting from the codification are not expected to have a material effect on the statutory capital and surplus or statutory operating earnings data shown above.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

9.   DISCONTINUED OPERATIONS:

     In 1996, the Company sold certain health and group insurance business. The results for the one month period ended December 31, 1997 and the eleven months ended November 30, 1997, include tax benefits of $0.3 million and $46.0 million, respectively, related to this business. Such amounts were recognized in conjunction with the settlement of prior year tax returns and are classified as income from discontinued operations in the accompanying financial statements.

The registrant hereby incorporates by reference the March 1, 1999 Fundamental Investors Prospectus, file number 811-32, filed with the Commission on March 4, 1999.